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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                              -----------------------

                                      FORM 8-K

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                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 9, 1998
                                                  ------------------

                            CROWN PACIFIC PARTNERS, L.P.
               (Exact name of registrant as specified in its charter)

          DELAWARE                                     93-1161833
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

121 SW MORRISON STREET, SUITE 1500, PORTLAND, OREGON        97204
(Address of principal executive offices)                 (Zip Code)

          Registrant's telephone number, including area code:  503-274-2300

         (Former name or former address, if changed since last report): N/A

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                            CROWN PACIFIC PARTNERS, L.P.
                                      FORM 8-K
                                       INDEX

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

Item      Description                                                 Page
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
Item 5.   Other Events                                                  2

Item 7.   Financial Statements and Exhibits                             2

          Signatures                                                    3





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ITEM 5.  OTHER EVENTS

Attached as Exhibit 23.1 is a Consent of Independent Accountants consenting to the incorporation into the Prospectus constituting part of the Registration Statement of certain reports.

Attached, as Exhibits 99.1 and 99.2, are audited balance sheets, accompanying notes thereto and reports of independent public accountants for Crown Pacific, Ltd. and Crown Pacific Management Limited Partnership. Crown Pacific, Ltd. is the Special General Partner of the Partnership. Crown Pacific Management Limited Partnership is the managing general partner of the Partnership. Crown Pacific Limited Partnership is a 99% owned subsidiary of the Partnership, through which the Partnership acquires, owns and operates timberland properties, related manufacturing assets and its wholesale operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired
     None.

(b)  Pro Forma Financial Information
     None.

(c)  Exhibits
     23.1   Consent of Independent Accountants
     99.1 Balance Sheet of Crown Pacific, Ltd. at December 31, 1997, with Report of Independent Accountants.
     99.2 Balance Sheet of Crown Pacific Management Limited Partnership at December 31, 1997, with Report of Independent Accountants.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   June 9, 1998                    CROWN PACIFIC PARTNERS, L.P.

                                        By:  Crown Pacific Management Limited
                                             Partnership, as General Partner


                                        By: /s/ Richard D. Snyder
                                           ----------------------------
                                             Richard D. Snyder
                                             Vice President and Chief Financial
                                             Officer of HS Corp. of Oregon, a
                                             general partner of Crown Pacific
                                             Management Limited Partnership
                                             (Duly Authorized Officer and
                                             Principal Financial and Accounting
                                             Officer)


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